UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2024

NINE ENERGY SERVICE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38347	80-0759121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Kirby Drive, Suite 200 Houston, Texas	77019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 730-5100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NINE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On May 6, 2024, Nine Energy Service, Inc. (the “Company”) issued a press release providing information on its results of operations and financial condition for the quarter ended March 31, 2024. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information under this Item 2.02 and in Exhibit 99.1 to this Current Report on Form 8-K are being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under this Item 2.02 and in Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 3, 2024, the Company held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders were requested to: (1) elect the three nominees named in the proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 8, 2024 (the “Proxy Statement”), to serve on the Company’s Board of Directors (the “Board”) as Class III Directors until the Company’s 2027 Annual Meeting of Stockholders or until their respective successors are elected and qualified, (2) ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, (3) approve, on an advisory basis, the compensation of the Company’s named executive officers (“say-on-pay”) and (4) approve, on an advisory basis, the frequency of future say-on-pay advisory votes.

The following are the final voting results on proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Proxy Statement:

1.	Each of the three nominees for Class III Directors that was up for election was elected for a term of three years. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Mark E. Baldwin	13,779,326	3,759,461	10,501,637
Ernie L. Danner	13,633,329	3,905,458	10,501,637
Ann G. Fox	13,808,513	3,730,274	10,501,637

2.	PricewaterhouseCoopers LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
27,926,497	91,049	22,878	0

3.	The compensation of the Company’s named executive officers was approved, on an advisory basis. The voting results were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
14,250,322	3,186,615	101,850	10,501,637

4.	A frequency of one year for future say-on-pay advisory votes was approved, on an advisory basis. The voting results were as follows:

EVERY ONE YEAR	EVERY TWO YEARS	EVERY THREE YEARS	VOTES ABSTAINED	BROKER NON-VOTES
17,259,557	13,448	88,763	177,017	10,501,639

Based on the vote of our stockholders at the Annual Meeting, and consistent with the Board’s recommendation set forth in the Proxy Statement, the Board has determined that the Company will conduct a vote to approve, on an advisory basis, the compensation of the Company’s named executive officers every year until the next stockholder advisory vote on the frequency of say-on-pay advisory votes or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company’s stockholders.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Nine Energy Service, Inc. press release dated May 6, 2024.

104	Cover Page Interactive Data File. The cover page XBRL tags are embedded within the inline XBRL document (contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2024	NINE ENERGY SERVICE, INC.

	By:	/s/ Theodore R. Moore
Theodore R. Moore Senior Vice President and General Counsel